FINANCIAL INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Schedule of Financial Income, Net

	December 31, 2021	December 31, 2020	December 31, 2019
Interest income and bank fees, net	$(573)	$(409)	$(191)
Foreign currency translation adjustments - expense	$147	$27	6
Financial income with respect to convertible loan, net	—	—	(1,645)
Other expense (income)	$3	$(3)	—
Financial income, net	$(423)	$(385)	$(1,830)